UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21905

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                WHEATON, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                WHEATON, IL 60187
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000

                      Date of fiscal year end: DECEMBER 31

                     Date of reporting period: JUNE 30, 2009



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


(GRAPHIC)

(FIRST TRUST LOGO)

SEMI-ANNUAL REPORT
FOR THE SIX MONTHS ENDED JUNE 30, 2009

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

(ABERDEEN ASSET MANAGEMENT LOGO)

TABLE OF CONTENTS

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2009

Shareholder Letter .......................................................    1
At A Glance ..............................................................    2
Portfolio Commentary .....................................................    3
Portfolio of Investments .................................................    8
Schedule of Forward Foreign Currency Contracts ...........................   15
Statement of Assets and Liabilities ......................................   16
Statement of Operations ..................................................   17
Statements of Changes in Net Assets ......................................   18
Statement of Cash Flows ..................................................   19
Financial Highlights .....................................................   20
Notes to Financial Statements ............................................   21
Additional Information ...................................................   28

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

SHAREHOLDER LETTER

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2009

Dear Shareholders:

2008 brought all sorts of challenges to investors. Throughout the year, the financial sector was plagued with failures in banking, insurance and brokerage firms. By year's end, after a meltdown in the credit markets, historically high levels of volatility in the stock market, and the resulting turmoil to the overall economy, the Dow Jones Industrial Average's total return was -31.92% (as of 12/31/08). In fact, 2008 was the Dow's third worst calendar year since its inception in 1896. For the year, the negative total return performance of the Dow was surpassed only by 1931 and 1907, two years in which the U.S. was also enduring a major banking crisis. Of the thirty stocks in the Dow, only two were up in 2008. However, many economists believe the recession that began in December, 2007 ended in March, 2009. In fact, the Dow's total return from March 9 (the statistical end of the bear market) to June 30, 2009, was 30.30%. Of course, no one can predict that this trend will continue.

Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. While no one has the ability to predict when the markets will recover, we believe that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about your investment in First Trust/Aberdeen Emerging Opportunity Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen

James A. Bowen
President of First Trust/Aberdeen Emerging Opportunity Fund

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
"AT A GLANCE"
AS OF JUNE 30, 2009 (UNAUDITED)

FUND STATISTICS
Symbol on New York Stock Exchange                                     FEO
Common Share Price                                            $     14.45
Common Share Net Asset Value ("NAV")                          $     16.51
Premium (Discount) to NAV                                          (12.48)%
Net Assets Applicable to Common Shares                        $94,439,680
Current Quarterly Distribution per Common Share (1)           $     0.350
Current Annualized Distribution per Common Share              $     1.400
Current Distribution Rate on Closing Common Share Price (2)          9.69%
Current Distribution Rate on NAV (2)                                 8.48%

                 COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                               (PERFORMANCE GRAPH)

           Common Share
               Price        NAV
           ------------    -----
 6/30/08       17.45       20.49
  7/3/08          17          20
 7/11/08       16.95       19.97
 7/18/08       17.07       20.19
 7/25/08       16.98       20.31
  8/1/08        17.3       20.51
  8/8/08       17.46       20.38
 8/15/08       17.52       20.17
 8/22/08       17.51        20.1
 8/29/08       17.95       20.05
  9/5/08       17.19        19.5
 9/12/08       16.38       19.17
 9/19/08       14.03       18.25
 9/26/08       14.15       17.88
 10/3/08       13.14       16.54
10/10/08        9.78       13.97
10/17/08       10.75       13.72
10/24/08        9.43       11.91
10/31/08       10.78       12.69
 11/7/08       10.82       13.15
11/14/08        9.69       12.36
11/21/08        8.31       11.72
11/28/08        9.81        12.4
 12/5/08         9.6       12.23
12/12/08       10.04       12.73
12/19/08        9.97       12.79
12/26/08        9.98       12.61
  1/2/09       11.18       13.06
  1/9/09       11.36       13.24
 1/16/09       11.09          13
 1/23/09       10.98       12.85
 1/30/09       11.17       13.07
  2/6/09       11.69       13.37
 2/13/09       11.05        13.1
 2/20/09       10.02       12.55
 2/27/09        9.97       12.45
  3/6/09        9.51       12.29
 3/13/09       10.48       12.76
 3/20/09       10.23       12.75
 3/27/09       10.71       13.12
  4/3/09       11.15       13.59
  4/9/09        11.4       13.96
 4/17/09       11.59       14.31
 4/24/09        11.5       14.42
  5/1/09        11.9       14.72
  5/8/09       12.69       15.67
 5/15/09       12.26       15.47
 5/22/09       13.12       16.05
 5/29/09       13.77        16.4
  6/5/09       14.06        16.8
 6/12/09       14.26       16.97
 6/19/09       14.12       16.21
 6/26/09       14.32       16.38
 6/30/09       14.45       16.51

PERFORMANCE

                                                                         Average Annual
                                                                          Total Return
                                                 6 Months     1 Year        Inception
                                                   Ended       Ended       (8/28/2006)
                                                 6/30/2009   6/30/2009    to 6/30/2009
                                                 ---------   ---------   --------------
Fund Performance
NAV (3)                                            36.07%      -8.94%         4.78%
Market Value (4)                                   49.53%      -6.42%        -1.64%
Index Performance
Blended Benchmark (5)                              20.61%      -9.08%         6.66%
Barclays Capital Global Emerging Markets Index     18.27%      -1.52%         3.58%
FTSE All World Emerging Market Index               37.86%     -26.99%         3.00%

                                                      % OF TOTAL
INDUSTRY CLASSIFICATION                               INVESTMENTS
-----------------------                               -----------
Government Bonds and Notes                                40.5%
Commercial Banks                                          10.8
Oil, Gas & Consumable Fuels                                6.1
Diversified Financial Services                             4.2
Wireless Telecommunication Services                        3.0
Semiconductors & Semiconductor Equipment                   2.6
Beverages                                                  2.5
Food Retailing & Staples                                   2.5
Construction Materials                                     2.3
Real Estate Management & Development                       2.3
Automobiles                                                2.0
Diversified Telecommunication Services                     2.0
Tobacco                                                    1.9
Special Purpose Banks                                      1.9
Specialty Retail                                           1.8
Pharmaceuticals                                            1.4
Multiline Retail                                           1.4
Insurance                                                  1.3
Metals & Mining                                            1.3
Household Products                                         1.2
Electric Utilities                                         1.1
Transportation Infrastructure                              1.1
Other                                                      4.8
                                                         -----
   Total                                                 100.0%
                                                         =====

                                                       % OF TOTAL
TOP 10 HOLDINGS                                       INVESTMENTS
---------------                                       -----------
Republic of Argentina, 7.00%, 03/28/11                     2.8%
Brazil NTN - B Note, 6.00%, 08/15/10                       2.5
Republic of Indonesia, 10.38%, 05/04/14                    2.2
RSHB Capital S.A., 7.75%, 05/29/18                         1.6
Republic of Philippines, 9.50%, 02/02/30                   1.5
Republic of Venezuela, 5.75%, 02/26/16                     1.5
Samsung Electronics Company Ltd., Preference Shares        1.5
Republic of El Salvador, 7.65%, 06/15/35                   1.5
Bolivarian Republic of Venezuela, 2.10%, 04/20/11          1.4
Taiwan Mobile Company, Ltd.                                1.4
                                                          ----
   Total                                                  17.9%
                                                          ====

                                                       % OF TOTAL
TOP 10 COUNTRIES (6)                                  INVESTMENTS
--------------------                                  -----------
Brazil                                                    12.3%
Mexico                                                     7.5
Russia                                                     7.3
Indonesia                                                  7.0
China                                                      5.1
Venezuela                                                  4.8
Philippines                                                4.5
Argentina                                                  4.0
Turkey                                                     3.8
South Africa                                               3.7
                                                          ----
   Total                                                  60.0%
                                                          ====

                                                        % OF TOTAL
CREDIT QUALITY (7)                                    BONDS & NOTES
------------------                                    -------------
AAA                                                         1.6%
A                                                           1.5
A-                                                          2.7
BBB+                                                        4.6
BBB                                                        11.4
BBB-                                                        4.9
BB+                                                        12.3
BB                                                          7.0
BB-                                                        27.0
B+                                                         11.5
B                                                           5.5
B-                                                          7.9
CCC+                                                        1.2
NR                                                          0.9
                                                          -----
   Total                                                  100.0%
                                                          =====

(1) Most recent distribution paid or declared through 6/30/2009. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 6/30/2009.

(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

(5)  Blended benchmark consists of the following:

     JPMorgan Emerging Markets Bond Index - Global Diversified (32.5%); JPMorgan Government Bond Index - Emerging Markets (32.5%); MSCI Global Emerging Markets Index (35.0%).

(6) Fixed-income portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the investment sub-advisor.

(7) The credit quality information represented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs). For situations in which a security is rated by one or more NRSROs and ratings are not equivalent, the ratings are averaged.

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group"). Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

                            PORTFOLIO MANAGEMENT TEAM

Investment decisions for the First Trust/Aberdeen Emerging Opportunity Fund ("the Fund") are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests. Included below is additional information about the members of the team with significant responsibility for the day-to-day management of the Fund's portfolio.

EQUITY MANAGEMENT TEAM

DEVAN KALOO

HEAD OF EMERGING MARKET EQUITY FOR THE ABERDEEN GROUP

Mr. Kaloo is responsible for the London-based Global Emerging Market ("GEM") Equity Team, which manages Latin America, Europe, Middle East and Africa equities, and also has oversight of global emerging market input from the Asia research team based in Singapore, with which he works closely. Mr. Kaloo began his career at Martin Currie in Edinburgh, Scotland, shortly after graduation, working initially on the North American desk before transferring to the global asset allocation team. Mr. Kaloo moved off the global asset allocation team in 1997, and for the next three years, he worked on Asian portfolios before joining Murray Johnstone in Singapore in July 2000. Following the latter's acquisition, he transferred to the Aberdeen Group where he was responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

JOANNE IRVINE

HEAD OF GEM EQUITY TEAM EX ASIA

Ms. Irvine is on the GEM Equity Team, where she specializes in the emerging markets of Europe, Africa and the Middle East. After qualifying as a chartered accountant in 1992, she worked in corporate finance, specializing in raising development capital finance for private businesses. In January 1996, Ms. Irvine joined the Aberdeen Group in a group development role. Since May 1997, Ms. Irvine has been part of Aberdeen's emerging markets fund management group in London.

MARK GORDON-JAMES

INVESTMENT MANAGER, GEM EQUITY TEAM

After graduating with a degree in Geography and Economics from the London School of Economics in 2000, Mr. Gordon-James worked with the emerging markets team of Merrill Lynch Investment Managers. Mr. Gordon-James joined the Aberdeen Group in April 2004.

FIONA MORRISON

INVESTMENT MANAGER, GEM EQUITY TEAM

Ms. Morrison is an investment manager on the emerging markets ex Asia team. Ms. Morrison joined Aberdeen in 2001 as an analyst.

ANDY BROWN

INVESTMENT MANAGER, GEM EQUITY TEAM

Mr. Brown is an assistant investment manager on the emerging markets ex Asia team. Prior to joining Aberdeen in March 2005, Mr. Brown worked in the oil field consumables industry in the United Arab Emirates.

FIXED-INCOME MANAGEMENT TEAM

BRETT DIMENT

HEAD OF EMERGING MARKET DEBT

Mr. Diment joined Deutsche Asset Management Group Limited ("Deutsche") in 1991 as a member of the fixed-income group and became head of the Emerging Market Debt team at Deutsche in 1999. Mr. Diment joined Aberdeen following the Deutsche acquisition in 2005 and is now responsible for the day-to-day management of the Emerging Market Debt team and portfolios.

KEVIN DALY

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Daly joined the Emerging Market Debt team at Aberdeen in April 2007 as a portfolio manager, having spent the previous 10 years at Standard & Poor's in London and Singapore as a credit market analyst covering global emerging market debt, and was head of marketing for Global Sovereign Ratings. Mr. Daly was a regular participant on the Global Sovereign Committee, served as a member of the Sovereign Ratings Review Board, and was one of the initial members of the Emerging Market Council, formed in 2006 to advise senior management on business and market developments in emerging markets.

EDWIN GUTIERREZ

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Gutierrez has served as an economist specializing in Latin America at LGT Asset Management, and more recently as a portfolio manager specializing in emerging market fixed-income at Invesco Asset Management. He joined Deutsche in 2000 and Aberdeen in 2005.

NIMA TAYEBI

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Tayebi has 10 years of experience as executive director responsible for emerging markets trading at Millennium Global Investments, vice president at Salomon Brothers focusing on emerging currency and debt trading, and head of fixed-income research at Renaissance Capital. He joined Deutsche as an emerging currency portfolio manager in 2001 and Aberdeen in 2005, where his current duties are portfolio manager for Emerging Market Debt and member of the currency team.

MAX WOLMAN

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Wolman joined Aberdeen in January 2001 and is portfolio manager on the Global Emerging Market Debt mandates. Mr. Wolman originally specialized in currency and domestic debt analysis; however, he is now responsible for wider emerging debt analysis, including external and corporate issuers. He is a member of the Emerging Market Debt investment committee at Aberdeen and is also responsible for the daily implementation of the investment process.

ESTHER CHAN

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Ms. Chan joined Aberdeen in Singapore in 2005 where she started as a corporate credit analyst and trader working across investment-grade and high-yield assets in the region. She has 6 years of experience in the asset class, and now serves as a portfolio manager in Aberdeen London with specialization in analysis, management and trading of external Asian debt, and Emerging Market corporates. Prior to joining Aberdeen, Ms. Chan worked as a corporate finance analyst at John Moore, assisting in various deals focused on the debt restructuring in Indonesian firms facing creditor holdout situations, post Asian crisis.

                                   COMMENTARY

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

The investment objective of the Fund is to provide a high level of total return. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. There can be no assurance that the Fund's investment objective will be achieved, and the Fund may not be appropriate for all investors.

MARKET RECAP - EQUITY

Emerging markets saw their biggest quarterly gain on record in the second quarter of 2009 on hopes that the worst of the global financial crisis might be over. Investor sentiment improved and risk appetite returned, bolstered by government rescue packages and easing monetary policy. Mexico emerged as the epicentre of the swine flu outbreak, but the International Monetary Fund's ("IMF") approval of a flexible credit line for the country helped boost its market. G20 leaders (a group of finance ministers and central bank governors from 20 economies: 19 of the world's largest national economies, plus the European Union) also promised additional aid to developing economies, which could total up to $1 trillion when combined with the IMF's new credit line. In Asia, investors were cheered by the Congress Party's emphatic victory in India's general elections and expectations that economic reform will now pick up pace. Towards the end of the second quarter, there was some profit taking on the back of a retreat in oil prices and weak economic data, including a larger-than-expected decline in U.S. consumer confidence.

On the economic front, Brazil, South Africa, Israel and Thailand slipped into recession in the first quarter of 2009, while Mexico, Taiwan, Russia and Hungary continued to contract. Amid weaker demand, India's inflation fell for the first time in over 30 years in June. Separately, many central banks lowered interest rates. Fiscal measures were also announced: Brazil and Turkey will cut taxes; Turkey will also ease restrictions on foreign currency loans; Mexico will offer credit lines and loan guarantees to struggling auto-parts exporters; and India pledged to boost infrastructure spending. There were some signs the slowdown was bottoming: China's manufacturing activity began to expand in March, 2009 after a five-month contraction and India's industrial output rose unexpectedly in April. But such positive news was few and far between.

In politics, governments in Eastern Europe saw declining voter support at the European Parliament elections because of worsening economic problems. However, markets largely shrugged off geopolitical concerns as North Korea conducted nuclear and missile tests. In other political news, South Africa's Jacob Zuma was sworn in as the country's new president after his African National Congress party was returned to power at the national elections; Sri Lankan soldiers killed the leader of the Tamil Tigers, potentially ending a 26-year civil war; and Najib Razak was sworn in as Malaysia's sixth prime minister.

MARKET RECAP - FIXED-INCOME

After a slow start to 2009, emerging market debt rebounded strongly at the end of the first quarter. The long-awaited announcement by U.S. Treasury Secretary Geithner on the Public/Private Investment Programme (PPIP) provided an immediate boost for risk assets. The U.S. Federal Reserve then surprised the market by announcing its intention to commence quantitative easing (an extreme form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero). The most significant development for emerging markets came in April at the G20 meeting in London, as global leaders committed to triple IMF resources by as much as $750 billion. In addition, the IMF also unveiled a new lending facility, the Flexible Credit Line (FCL), for countries with strong economic fundamentals and policy frameworks. The combined measures significantly reduced the "tail risk" (the risk of an asset or portfolio of assets moving more than 3 standard deviations from its current price) in emerging markets, prompting investors to increase their exposure to the asset class.

FUND RECAP

The Fund had net asset value ("NAV") total return(1) of 36.07% and a market value total return(2) of 49.53% for the six months ended June 30, 2009, compared to the Fund's blended benchmark(3) total return of 20.61% over the same period. In addition to this blended benchmark, the Fund currently uses other indexes for comparative purposes. The total returns for the six months ended June 30, 2009, for these indexes were as follows: the Barclays Capital Global Emerging Markets Index was 18.27%; and the FTSE All World Emerging Market Index was 37.86%.

PERFORMANCE ANALYSIS - EQUITY

Emerging markets rallied during the six-month period ended June 30, 2009 on optimism that the worst of the global financial crisis might be over. Markets were initially weighed down by fears of a deepening global recession, amid massive job cuts in developed economies and falling exports in developing nations. But government rescue packages, coupled with easing fiscal and monetary policy, later lifted sentiment, allowing markets to overturn early-year losses as risk appetite returned. Overall, the benchmark MSCI Global Emerging Markets Index rose 36.3%, with the Fund underperforming the benchmark slightly by 19 basis points.

----------
(1) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share and does not reflect sales load.

(2) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share price.

(3) The Fund's blended benchmark consists of the following: 32.5% JPMorgan Emerging Markets Bond Index-Global Diversified; 32.5% JPMorgan Government Bond Index-Emerging Markets; and 35% MSCI (Morgan Stanley Capital International) Global Emerging Markets Index.

Although the market rallied over the period covered by this report, there were two distinct phases to this upswing. Initially, as investor sentiment improved, the main beneficiaries were cyclical, high beta stocks such as energy and materials. The Fund, with holdings concentrated in domestic-demand, consumer-oriented stocks, therefore underperformed significantly in the initial market upswing. Subsequently, this rally broadened out, and the Fund's stocks "caught up" with the market, with the Fund's performance ending the period roughly on par with the market.

Two of the main detractors to the Fund's performance were overweights in Mexico and Malaysia. The Mexican market was weak on reports of increased drug-related violence in the northern region of the country, followed by the outbreak of swine flu. Conversely, the Malaysian market had been a resilient performer during the crisis of fourth quarter 2008, and therefore failed to partake in the rally of second quarter 2009 to the same extent as other markets. Meanwhile, the Fund's underweight to the markets of Russia, with its skew toward more cyclical sectors, cost the Fund as commodity prices recovered. The underweight to Taiwan was also a negative contributor as it recovered on improved relations with the mainland, which overcame worries over its predominantly export-oriented economy.

These negative contributions were compensated for by other more favorable positions. The Fund benefited from being underweight to South Korea, which suffered given its export-oriented nature and lack of obvious domestic demand drivers. The Fund's Hong Kong holdings, which are exposed to Chinese domestic demand, recovered as investors responded positively to the Chinese government's loose monetary policy. In Indonesia the Fund's sole holding, Astra International, performed extremely well (+146%) as the palm oil price recovered and sentiment rose on the back of a relatively benign run up to the election, while rate cuts suggested domestic demand could recover more quickly.

Although the Fund remains as fully invested as possible, the small cash position proved a drag on performance (-86 basis points ); the cost of not being invested in a rising market.

PERFORMANCE ANALYSIS - FIXED-INCOME

For the six-months ended June 30, 2009, the emerging fixed-income component of the Fund returned 30.50%, compared to the return of 12.31% for the fixed-income component(4) of the blended benchmark. During the reporting period, the JP Morgan Emerging Markets Bond Index-Global Diversified spread tightened 311 basis points to close the half year at 437 basis points over U.S. treasuries. Russian sovereign and corporates, Argentina, Venezuela and Ukraine USD sovereign bonds were the main outperformers, after their notable underperformance in 2008. Less liquid sovereign credits such as the Dominican Republic, El Salvador, Gabon, Georgia and Ghana also added to performance, rebounding from their oversold levels of 2008. Local currency added to performance, with Uruguay, Hungary and short-dated Russian and Brazilian corporates the notable contributors. Underweight positions in Thailand and Malaysia were positive contributors to performance.

Argentine bonds rebounded from a rough 2008, as the market took a favorable view on the financing outlook following several liability management exercises that extended the maturity profile of government debt. Argentine bonds extended their gains after the mid-term elections in late June, as the Kirchner government lost its majority support in both houses of Congress. The result will likely have far reaching implications ahead of the 2011 Presidential election, as it confirmed the weak leadership position of the Kirchner government and signalled strong support for the more moderate wing of the Peronist party. In the coming months we would expect the Kirchner government to turn its focus to issues that had been on the back burner, such as resolving past due Paris Club debt and reopening the 2005 debt exchange, which would be positive for valuations on untendered debt. We believe this will provide technical support for the entire Argentinean debt complex.

Ukraine has been among the strongest performers in emerging market debt in 2009, bouncing back from a sharp decline in 2008. Ukraine has benefited from renewed support from the IMF after the $16.5 billion (USD) aid program was put on hold in early 2009. Ukraine's adherence to the prescribed policy measures was rewarded when the IMF increased the size of its disbursements, and allowed Ukraine to use the financing for budget purposes. Furthermore, the IMF agreed to increase the limit on the budget deficit to 4% of GDP. Easing political risk also contributed to gains on Ukrainian Eurobonds, after the Constitutional Court rejected parliament's decision to move up the Presidential elections from January 2010 to October 2009.

Corporate bonds finally caught a bid in the second quarter, as risk appetite turned. The performance of corporates was underpinned by easing corporate access to credit, especially in trade finance, and an improving ability to refinance and rollover working capital. Quasi-sovereign to sovereign spreads also tightened significantly during this half year.

----------
(4) The benchmark for the fixed-income portion of the Fund consists of the following: 50% JPMorgan Emerging Markets Bond Index-Global Diversified (JPM EMBI Global) and 50% JPMorgan Government Bond Index-Emerging Markets (JPM GBI-EM).

MARKET AND FUND OUTLOOK - EQUITY

Emerging markets have risen sharply from their March lows. The rally so far has been driven by strong liquidity flows, loose monetary policy, better-than-expected first quarter 2009 results and optimism that a global economic recovery is just around the corner, which emboldened investors to increase risk appetite and funnel excess cash into financial assets. However, it looks increasingly like markets have run ahead of both economic fundamentals and earnings. Economic conditions remain weak and there has yet to be a pickup in consumer demand. A pullback or period of consolidation would be considered healthy and overdue for markets. Nevertheless, we remain upbeat over the long-term prospects for emerging markets, underpinned by solid fundamentals.

MARKET AND FUND OUTLOOK - FIXED-INCOME

Looking ahead, the global growth outlook is likely to remain the key driver for emerging market assets in the second half of 2009. Further upside growth surprises may add fuel to the "green shoots" (signs of economic recovery) story, and provide support for emerging market assets. Conversely, negative growth surprises may prompt the market to take profits on one of the best-performing asset classes in 2009. While there is potentially scope for some moderate spread widening after the strong rally in the first half of 2009, we see little prospect for a return to the distress of last year, and consider the likelihood of medium-term spread tightening to remain in place.

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2009 (UNAUDITED)

  PRINCIPAL
    VALUE
    (LOCAL                                                                                STATED        VALUE
  CURRENCY)                              DESCRIPTION                            COUPON   MATURITY   (US DOLLARS)
-------------   -------------------------------------------------------------   ------   --------   ------------
BONDS AND NOTES (b) - 64.0%
                ARGENTINA - 3.3%
    3,950,000   Republic of Argentina (USD) .................................    7.00%   03/28/11   $  2,757,795
      520,000   Republic of Argentina (USD) .................................    7.00%   04/17/17        297,391
      175,444   Republic of Argentina (USD) .................................    8.28%   12/31/33         92,547
                                                                                                    ------------
                                                                                                       3,147,733
                                                                                                    ------------
                BRAZIL - 5.5%
      510,000   Banco Nacional de Desenvolvimento Economico e Social (USD) ..    6.50%   06/10/19        511,402
    2,640,000   Brazil NTN - B Note (BRL) ...................................    6.00%   08/15/10      2,520,997
      628,000   Dasa Finance Corp. (USD) ....................................    8.75%   05/29/18        620,966
      240,000   Isa Capital do Brasil S.A. (USD) ............................    7.88%   01/30/12        247,800
      570,000   Odebrecht Finance Ltd. (USD) ................................    9.63%   04/09/14        631,275
      570,000   Telemar Norte Leste S.A. (USD) ..............................    9.50%   04/23/19        630,706
                                                                                                    ------------
                                                                                                       5,163,146
                                                                                                    ------------
                CHINA - 0.6%
      580,000   Parkson Retail Group Ltd. (USD) .............................    7.88%   11/14/11        586,818
                                                                                                    ------------
                COLOMBIA - 2.3%
      300,000   EEB International Ltd. (USD) ................................    8.75%   10/31/14        311,250
2,480,000,000   Republic of Colombia (COP) ..................................   12.00%   10/22/15      1,328,813
      460,000   Republic of Columbia (USD) ..................................    7.38%   03/18/19        493,350
                                                                                                    ------------
                                                                                                       2,133,413
                                                                                                    ------------
                DOMINICAN REPUBLIC - 2.2%
      820,000   Cerveceria Nacional Dominica (USD) (c) ......................   16.00%   03/27/12        697,000
      452,492   Dominican Republic (USD) ....................................    9.04%   01/23/18        395,931
    1,310,000   Dominican Republic (USD) ....................................    8.63%   04/20/27        962,850
                                                                                                    ------------
                                                                                                       2,055,781
                                                                                                    ------------
                EL SALVADOR - 1.5%
    1,730,000   Republic of El Salvador (USD) ...............................    7.65%   06/15/35      1,461,850
                                                                                                    ------------
                GABON - 1.4%
    1,480,000   Gabonese Republic (USD) .....................................    8.20%   12/12/17      1,324,600
                                                                                                    ------------
                GEORGIA - 1.1%
    1,260,000   Republic of Georgia (USD) ...................................    7.50%   04/15/13      1,078,812
                                                                                                    ------------
                GHANA - 0.9%
       90,000   Republic of Ghana (USD) .....................................    8.50%   10/04/17         72,450
      920,000   Republic of Ghana (USD) .....................................    8.50%   10/04/27        740,600
                                                                                                    ------------
                                                                                                         813,050
                                                                                                    ------------
                HUNGARY - 2.1%
  143,000,000   Hungary Government Bond (HUF) ...............................    6.00%   10/24/12        663,057
  162,000,000   Hungary Government Bond (HUF) ...............................    5.50%   02/12/16        666,204
  154,530,000   Hungary Government Bond (HUF) ...............................    7.50%   11/12/20        676,737
                                                                                                    ------------
                                                                                                       2,005,998
                                                                                                    ------------

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

  PRINCIPAL
    VALUE
    (LOCAL                                                                                STATED        VALUE
  CURRENCY)                              DESCRIPTION                            COUPON   MATURITY   (US DOLLARS)
-------------   -------------------------------------------------------------   ------   --------   ------------
BONDS AND NOTES (b) - (CONTINUED)
                INDONESIA - 6.2%
    1,130,000   Indonesian Government Bond (IDR) ............................    6.75%   03/10/14   $  1,129,254
5,730,000,000   Indonesian Government Bond (IDR) ............................   10.75%   05/15/16        576,505
1,850,000,000   Indonesian Recapitalization Bond (IDR) ......................   13.40%   02/15/11        195,009
4,350,000,000   Indonesian Recapitalization Bond (IDR) ......................   13.45%   08/15/11        463,555
      700,000   Majapahit Holding B.V. (USD) ................................    7.75%   10/17/16        620,225
      150,000   Majapahit Holding B.V. (USD) ................................    7.25%   06/28/17        127,983
      620,000   MGTI Finance Company, Ltd. (USD) ............................    8.38%   09/15/10        600,782
    1,890,000   Republic of Indonesia (USD) .................................   10.38%   05/04/14      2,157,146
                                                                                                    ------------
                                                                                                       5,870,459
                                                                                                    ------------
                IRAQ - 0.4%
      550,000   Republic of Iraq (USD) ......................................    5.80%   01/15/28        361,625
                                                                                                    ------------
                KAZAKHSTAN - 2.4%
    1,000,000   Halyk Savings Bank of Kazakhstan (USD) ......................    8.13%   10/07/09        980,100
      740,000   Kazakhstan Temir Zholy National Co. JSC (USD) ...............    6.50%   05/11/11        688,200
      620,000   KazMunaiGaz Finance Sub B.V. (USD) ..........................    8.38%   07/02/13        580,308
                                                                                                    ------------
                                                                                                       2,248,608
                                                                                                    ------------
                MEXICO - 3.6%
      770,000   Desarrolladora Homex S.A. (USD) .............................    7.50%   09/28/15        666,050
    8,200,000   Mexican Bonos Desarr Fixed Rate Bond (MXN) ..................    7.25%   12/15/16        599,514
   12,340,000   Mexican Bonos Desarr Fixed Rate Bond (MXN) ..................   10.00%   11/20/36      1,036,998
      600,000   Mexican Republic (USD) ......................................    8.30%   08/15/31        706,890
      460,000   Pemex Project Funding Master Trust (USD) ....................    5.75%   03/01/18        425,500
                                                                                                    ------------
                                                                                                       3,434,952
                                                                                                    ------------
                NIGERIA - 1.7%
      790,000   GTB Finance B.V. (USD) ......................................    8.50%   01/29/12        649,487
  174,000,000   KfW International Finance (NGN) .............................    8.50%   01/18/11        993,844
                                                                                                    ------------
                                                                                                       1,643,331
                                                                                                    ------------
                PAKISTAN - 0.8%
      550,000   Islamic Republic of Pakistan (USD) ..........................    6.88%   06/01/17        360,250
      710,000   Islamic Republic of Pakistan (USD) ..........................    7.88%   03/31/36        369,610
                                                                                                    ------------
                                                                                                         729,860
                                                                                                    ------------
                PANAMA - 1.0%
      800,000   Republic of Panama (USD) ....................................    8.88%   09/30/27        977,000
                                                                                                    ------------
                PHILIPPINES - 3.7%
      100,000   Republic of Philippines (USD) ...............................    8.00%   01/15/16        110,790
      330,000   Republic of Philippines (USD) ...............................    9.38%   01/18/17        388,390
      520,000   Republic of Philippines (USD) ...............................    8.38%   06/17/19        600,600
      620,000   Republic of Philippines (USD) ...............................   10.63%   03/16/25        815,667
    1,260,000   Republic of Philippines (USD) ...............................    9.50%   02/02/30      1,550,304
                                                                                                    ------------
                                                                                                       3,465,751
                                                                                                    ------------

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

  PRINCIPAL
    VALUE
    (LOCAL                                                                                STATED        VALUE
  CURRENCY)                              DESCRIPTION                            COUPON   MATURITY   (US DOLLARS)
-------------   -------------------------------------------------------------   ------   --------   ------------
BONDS AND NOTES (b) - (CONTINUED)
                RUSSIA - 7.1%
   17,000,000   GPB Eurobond Finance PLC (RUB) ..............................    7.25%   02/22/10   $    521,178
      720,000   Mobile Telesystems Finance (USD) ............................    8.38%   10/14/10        734,400
   27,928,108   Red Arrow International Leasing PLC (RUB) ...................    8.38%   06/30/12        815,380
    1,050,000   RSHB Capital S.A. (USD) .....................................    7.18%   05/16/13      1,015,875
    1,725,000   RSHB Capital S.A. (USD) .....................................    7.75%   05/29/18      1,595,625
      560,000   UBS Luxembourg S.A. (USD) ...................................    8.00%   02/11/10        566,266
      780,000   UBS Luxembourg S.A. (USD) (c) ...............................    6.23%   02/11/15        760,500
      750,000   VTB Capital S.A. (USD) ......................................    6.88%   05/29/18        690,000
                                                                                                    ------------
                                                                                                       6,699,224
                                                                                                    ------------
                SERBIA - 0.8%
      840,000   Republic of Serbia (USD) (d) ................................    3.75%   11/01/24        745,500
                                                                                                    ------------
                SOUTH AFRICA - 1.8%
    1,010,000   Republic of South Africa (USD) ..............................    7.38%   04/25/12      1,084,690
      540,000   Republic of South Africa (USD) ..............................    6.50%   06/02/14        567,375
                                                                                                    ------------
                                                                                                       1,652,065
                                                                                                    ------------
                SOUTH KOREA - 1.0%
      910,000   Industrial Bank of Korea (USD) ..............................    7.13%   04/23/14        927,699
                                                                                                    ------------
                TURKEY - 1.8%
      980,000   Republic of Turkey (USD) ....................................    9.50%   01/15/14      1,110,771
      320,000   Turkey Government Bond (TRY) ................................   16.00%   03/07/12        223,884
      460,000   Turkey Government Bond, Inflation Adjusted Bond (TRY) (e) ...   10.00%   02/15/12        371,168
                                                                                                    ------------
                                                                                                       1,705,823
                                                                                                    ------------
                UKRAINE - 2.8%
    1,070,000   EX-IM Bank of Ukraine (USD) .................................    7.65%   09/07/11        861,350
      500,000   UBS AG Jersey Branch, Credit Linked Note (USD) ..............    9.13%   06/21/10        171,600
      830,000   Ukraine Government Bond (USD) ...............................    6.88%   03/04/11        726,250
      990,000   Ukraine Government Bond (USD) ...............................    6.39%   06/26/12        787,050
      130,000   Ukraine Government Bond (USD) ...............................    6.58%   11/21/16         92,300
                                                                                                    ------------
                                                                                                       2,638,550
                                                                                                    ------------
                URUGUAY - 2.9%
      570,000   Republic of Uraguay, (USD). .................................    7.88%   01/15/33        566,152
    1,010,000   Republic Orient Uruguay (USD) ...............................    7.63%   03/21/36        987,780
   21,000,000   Republic Orient Uruguay, Inflation Adjusted Bond (UYU) (e) ..    5.00%   09/14/18      1,006,521
    4,740,000   Republic Orient Uruguay, Inflation Adjusted Bond (UYU) (e) ..    4.25%   04/05/27        195,200
                                                                                                    ------------
                                                                                                       2,755,653
                                                                                                    ------------

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

  PRINCIPAL
    VALUE
    (LOCAL                                                                                STATED        VALUE
  CURRENCY)                              DESCRIPTION                            COUPON   MATURITY   (US DOLLARS)
-------------   -------------------------------------------------------------   ------   --------   ------------
BONDS AND NOTES (b) - (CONTINUED)
                VENEZUELA - 5.1%
    1,700,000   Bolivarian Republic of Venezuela (USD) (c) ..................    2.10%   04/20/11   $  1,396,975
    2,360,000   Petroleos de Venezuela S.A. (USD) ...........................    5.25%   04/12/17      1,121,000
    1,045,000   Republic of Venezuela (USD) .................................    8.50%   10/08/14        747,175
    2,680,000   Republic of Venezuela (USD) .................................    5.75%   02/26/16      1,547,700
                                                                                                    ------------
                                                                                                       4,812,850
                                                                                                    ------------
                TOTAL BONDS AND NOTES ...........................................................     60,440,151
                (Cost $62,277,652)                                                                  ------------

    SHARES                                         DESCRIPTION                                          VALUE
-------------   ---------------------------------------------------------------------------------   ------------
COMMON STOCKS - 42.1%
                ARGENTINA - 0.9%
       31,000   Tenaris S.A., ADR ...............................................................   $    838,240
                                                                                                    ------------
                BRAZIL - 7.6%
       78,450   Banco Bradesco S.A., ADR ........................................................      1,158,706
       72,000   Lojas Renner S.A. ...............................................................        797,346
       39,000   Petroleo Brasileiro S.A., ADR ...................................................      1,301,040
       32,000   Souza Cruz S.A. .................................................................        916,642
       28,000   Telecomunicacoes de Sao Paulo S.A. ..............................................        585,721
       34,000   Ultrapar Participacoes S.A., Preference Shares ..................................      1,071,447
       86,000   Vale S.A., Preference Shares, ADR ...............................................      1,320,100
                                                                                                    ------------
                                                                                                       7,151,002
                                                                                                    ------------
                CHILE - 1.1%
       23,000   Banco Santander Chile S.A., ADR .................................................      1,073,870
                                                                                                    ------------
                CHINA - 4.8%
       90,000   China Mobile Ltd. ...............................................................        901,152
      350,000   Dah Sing Banking Group Ltd. .....................................................        345,932
      200,000   Hang Lung Group Ltd. ............................................................        941,926
      920,000   PetroChina Company Ltd., H Shares ...............................................      1,020,893
      700,000   Swire Pacific Ltd., B Shares ....................................................      1,340,374
                                                                                                    ------------
                                                                                                       4,550,277
                                                                                                    ------------
                CZECH REPUBLIC - 0.4%
        3,000   Komercni Banka AS ...............................................................        415,090
                                                                                                    ------------
                HUNGARY - 1.0%
        5,300   Richter Gedeon, GDR .............................................................        949,462
                                                                                                    ------------
                INDIA - 3.9%
       12,000   Bharti Airtel Ltd. ..............................................................        200,935
       20,000   GlaxoSmithKline Pharmaceuticals Ltd. ............................................        500,866
       13,000   Grasim Industries Ltd. ..........................................................        627,246
       29,000   Hero Honda Motors Ltd. ..........................................................        846,058
       45,729   Hindustan Unilever Ltd. .........................................................        255,349
       11,500   Housing Development Finance Corp. Ltd. ..........................................        562,877

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

    SHARES                                         DESCRIPTION                                          VALUE
-------------   ---------------------------------------------------------------------------------   ------------
COMMON STOCKS - (CONTINUED)
                INDIA - (CONTINUED)
       20,000   ICICI Bank Ltd. .................................................................   $    301,513
       10,000   Infosys Technologies Ltd. .......................................................        370,838
                                                                                                    ------------
                                                                                                       3,665,682
                                                                                                    ------------
                INDONESIA - 1.2%
      510,000   PT Astra International Tbk ......................................................      1,189,126
                                                                                                    ------------
                MALAYSIA - 1.9%
       80,300   British American Tobacco Malaysia Berhad ........................................      1,022,312
      289,000   Public Bank Berhad ..............................................................        739,972
                                                                                                    ------------
                                                                                                       1,762,284
                                                                                                    ------------
                MEXICO - 4.4%
       36,900   Fomento Economico Mexicano, S.A.B. de C.V., ADR .................................      1,189,656
       40,000   Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR .......................        412,000
      361,000   Grupo Continental, S.A.B. .......................................................        629,161
      381,939   Grupo Financiero Banorte, S.A.B. de C.V., O Shares ..............................        925,245
      256,000   Kimberly-Clark de Mexico, S.A.B. de C.V., A Shares ..............................        976,895
                                                                                                    ------------
                                                                                                       4,132,957
                                                                                                    ------------
                PHILIPPINES - 1.1%
    1,164,000   Bank of the Philippine Islands ..................................................      1,015,855
                                                                                                    ------------
                QATAR - 0.5%
       28,000   Qatar Insurance Company .........................................................        450,769
                                                                                                    ------------
                RUSSIA - 0.7%
       14,500   LUKOIL, ADR .....................................................................        648,150
                                                                                                    ------------
                SOUTH AFRICA - 2.1%
      130,000   Massmart Holdings Ltd. ..........................................................      1,348,679
      142,729   Truworths International Ltd. ....................................................        684,840
                                                                                                    ------------
                                                                                                       2,033,519
                                                                                                    ------------
                SOUTH KOREA - 2.3%
       47,008   Pusan Bank ......................................................................        322,870
        4,900   Samsung Electronics Company Ltd., Preference Shares .............................      1,500,059
          850   Shinsegae Company, Ltd. .........................................................        336,944
                                                                                                    ------------
                                                                                                       2,159,873
                                                                                                    ------------
                TAIWAN - 2.6%
      800,450   Taiwan Mobile Company, Ltd. .....................................................      1,366,205
      640,750   Taiwan Semiconductor Manufacturing Company, Ltd. ................................      1,068,242
                                                                                                    ------------
                                                                                                       2,434,447
                                                                                                    ------------
                THAILAND - 2.4%
      250,000   PTT Exploration and Production Public Company, Ltd. .............................        979,601
      275,000   Siam Cement Public (The) Company, Ltd. ..........................................      1,299,530
                                                                                                    ------------
                                                                                                       2,279,131
                                                                                                    ------------

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

    SHARES                                         DESCRIPTION                                          VALUE
-------------   ---------------------------------------------------------------------------------   ------------
COMMON STOCKS - (CONTINUED)
                TURKEY - 2.2%
      344,000   Aksigorta AS ....................................................................   $    901,973
       22,610   Bim Birlesik Magazalar AS .......................................................        792,407
      156,000   Cimsa Cimento Sanayi ve Ticaret AS ..............................................        409,034
                                                                                                    ------------
                                                                                                       2,103,414
                                                                                                    ------------
                UNITED KINGDOM - 1.0%
       50,696   Standard Chartered PLC ..........................................................        950,816
                                                                                                    ------------
                TOTAL COMMON STOCKS .............................................................     39,803,964
                (Cost $39,652,334)                                                                  ------------
                TOTAL INVESTMENTS - 106.1% ......................................................    100,244,115
                (Cost $101,929,986) (f)
                OUTSTANDING LOAN - (9.0)% .......................................................     (8,500,000)
                NET OTHER ASSETS AND LIABILITIES - 2.9% .........................................      2,695,565
                                                                                                    ------------
                NET ASSETS - 100.0% .............................................................   $ 94,439,680
                                                                                                    ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Fixed-income portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the investment sub-advisor.

(c) Variable rate security. The interest rate shown reflects the rate in effect at June 30, 2009.

(d) Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflects the rate in effect at June 30, 2009.

(e) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(f) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $8,487,828 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $10,173,699.

ADR  American Depositary Receipt
GDR  Global Depositary Receipt

Currency

BRL  Brazilian Real
COP  Colombian Peso
EUR  Euro Dollar
HUF  Hungarian Forint
IDR  Indonesian Rupiah
MXN  Mexican Peso
NGN  Nigerian Naira
RUB  Russian Ruble
TRY  Turkish Lira
USD  United States Dollar
UYU  Uruguayan Peso

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                  ASSETS TABLE

                                                                         LEVEL 2        LEVEL 3
                                        TOTAL MARKET      LEVEL 1      SIGNIFICANT    SIGNIFICANT
                                          VALUE AT         QUOTED       OBSERVABLE   UNOBSERVABLE
                                         6/30/2009         PRICE          INPUTS        INPUTS
                                        ------------    -----------    -----------   ------------
Bonds and Notes .....................   $ 60,440,151    $       --     $60,440,151       $--
Common Stocks .......................     39,803,964     39,803,964             --        --
                                        ------------    -----------    -----------       ---
Total Investments* ..................    100,244,115     39,803,964     60,440,151        --
                                        ------------    -----------    -----------       ---
Other Financial Instruments:
Forward Foreign Currency Contracts ..         77,053         77,053             --        --
                                        ------------    -----------    -----------       ---
Total ...............................   $100,321,168    $39,881,017    $60,440,151       $--
                                        ============    ===========    ===========       ===

                                LIABILITIES TABLE

                                                                         LEVEL 2        LEVEL 3
                                        TOTAL MARKET      LEVEL 1      SIGNIFICANT    SIGNIFICANT
                                          VALUE AT         QUOTED      OBSERVABLE    UNOBSERVABLE
                                          6/30/2009        PRICE         INPUTS         INPUTS
                                        ------------    -----------    -----------   ------------
Forward Foreign Currency Contracts ..    $(438,447)      $(438,447)       $--            $--
                                         =========       =========        ===            ===

*    See the Portfolio of Investments for country breakout.

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
JUNE 30, 2009 (UNAUDITED)

               FORWARD FOREIGN CURRENCY CONTRACTS TO BUY
                         CONTRACTS TO RECEIVE
             ---------------------------------------------         NET             NET
                                    LOCAL                      UNREALIZED      UNREALIZED
                                   CURRENCY         IN        APPRECIATION    DEPRECIATION
SETTLEMENT         LOCAL           VALUE IN      EXCHANGE     OF CONTRACTS    OF CONTRACTS
   DATE         CURRENCY (a)        U.S. $      FOR U.S. $       U.S. $          U.S. $
----------   -----------------    ----------    ----------    ------------    ------------
08/27/09     BRL     1,479,000    $  745,946    $  743,777       $ 2,169           $--
07/17/09     EUR       876,000     1,228,913     1,173,647        55,266            --
08/27/09     IDR 6,244,355,000       603,728       590,204        13,524            --
07/17/09     MXN    11,728,000       888,276       884,984         3,292            --
07/17/09     TRY     1,173,000       757,906       755,104         2,802            --
                                                                 -------           ---
                                                                 $77,053           $--
                                                                 -------           ---

               FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                         CONTRACTS TO DELIVER
             ---------------------------------------------         NET             NET
                                    LOCAL                      UNREALIZED      UNREALIZED
                                   CURRENCY         IN        APPRECIATION    DEPRECIATION
SETTLEMENT         LOCAL           VALUE IN      EXCHANGE     OF CONTRACTS    OF CONTRACTS
   DATE         CURRENCY (a)        U.S. $      FOR U.S. $       U.S. $          U.S. $
----------   -----------------    ----------    ----------    ------------    ------------
08/27/09     BRL     4,217,000    $2,126,879    $1,995,268       $    --        $(131,611)
08/27/09     COP 2,645,434,000     1,222,278     1,173,141            --          (49,137)
07/17/09     EUR       876,000     1,228,913     1,134,122            --          (94,791)
07/17/09     HUF   135,030,000       693,242       667,858            --          (25,384)
08/27/09     IDR 6,244,355,000       603,728       581,141            --          (22,587)
07/17/09     MXN    11,728,000       888,276       862,797            --          (25,479)
07/17/09     TRY     1,608,000     1,038,971       949,513            --          (89,458)
                                                                 -------        ---------
                                                                 $    --        $(438,447)
                                                                 -------        ---------
Unrealized Appreciation (Depreciation) ...................       $77,053        $(438,447)
                                                                 =======        =========
Net Unrealized Appreciation (Depreciation) ...............                      $(361,394)
                                                                                =========

(a)  Please see page 13 for currency descriptions.

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2009 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $101,929,986) ..............................................................................   $100,244,115
Cash ................................................................................................        385,208
Foreign currency (Cost $2,661) ......................................................................          2,833
Unrealized appreciation on forward foreign currency contracts .......................................         77,053
Prepaid expenses ....................................................................................         59,595
Receivables:
   Investment securities sold .......................................................................      1,505,595
   Interest .........................................................................................      1,452,406
   Dividends ........................................................................................        127,243
                                                                                                        ------------
      Total Assets ..................................................................................    103,854,048
                                                                                                        ------------
LIABILITIES:
Outstanding loan ....................................................................................      8,500,000
Unrealized depreciation on forward foreign currency contracts .......................................        438,447
Payables:
   Investment securities purchased ..................................................................        126,754
   Common Shares repurchased ........................................................................        116,344
   Investment advisory fees .........................................................................         85,344
   Custodian fees ...................................................................................         42,626
   Audit and tax fees ...............................................................................         28,698
   Foreign capital gains tax ........................................................................         22,763
   Printing fees ....................................................................................         15,977
   Legal fees .......................................................................................         11,932
   Administrative fees ..............................................................................          8,333
   Transfer agent fees ..............................................................................          3,257
   Interest and fees on loan ........................................................................          1,902
   Trustees' fees and expenses ......................................................................             17
Accrued expenses and other liabilities ..............................................................         11,974
                                                                                                        ------------
      Total Liabilities .............................................................................      9,414,368
                                                                                                        ------------
NET ASSETS ..........................................................................................   $ 94,439,680
                                                                                                        ============
NET ASSETS CONSIST OF:
Paid-in capital .....................................................................................   $108,068,242
Par value ...........................................................................................         57,207
Accumulated net investment income (loss) ............................................................     (1,875,674)
Accumulated net realized gain (loss) on investments sold, forward foreign currency contracts and
   foreign currency transactions ....................................................................     (9,789,596)
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and
   foreign currency translation .....................................................................     (2,020,499)
                                                                                                        ------------
NET ASSETS ..........................................................................................   $ 94,439,680
                                                                                                        ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ................................   $      16.51
                                                                                                        ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized) .........      5,720,725
                                                                                                        ============

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $4,459) ............................    $ 3,152,627
Dividends (net of foreign withholding tax of $75,849) ..........................        683,349
                                                                                    -----------
   Total investment income .....................................................      3,835,976
                                                                                    -----------
EXPENSES:
Investment advisory fees .......................................................        456,797
Interest and fees on loan ......................................................        150,336
Custodian fees .................................................................         80,564
Administrative fees ............................................................         49,999
Legal fees .....................................................................         48,449
Printing fees ..................................................................         40,058
Audit and tax fees .............................................................         24,834
Trustees' fees and expenses ....................................................         19,475
Transfer agent fees ............................................................         16,172
Other ..........................................................................         44,863
                                                                                    -----------
   Total expenses ..............................................................        931,547
                                                                                    -----------
NET INVESTMENT INCOME (LOSS) ...................................................      2,904,429
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments .................................................................     (5,482,767)
   Forward foreign currency contracts ..........................................       (458,534)
   Foreign currency transactions ...............................................       (646,135)
                                                                                    -----------
Net realized gain (loss) .......................................................     (6,587,436)
                                                                                    -----------
Net change in unrealized appreciation (depreciation) on:
   Investments (a) .............................................................     28,750,422
   Forward foreign currency contracts ..........................................       (174,762)
   Foreign currency translation ................................................         58,002
                                                                                    -----------
Net change in unrealized appreciation (depreciation) ...........................     28,633,662
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ........................................     22,046,226
                                                                                    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................    $24,950,655
                                                                                    ===========

----------
(a) Change in unrealized appreciation (depreciation) on investments is net of decrease in deferred foreign capital gains tax of $22,763.

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        SIX MONTHS
                                                                           ENDED            YEAR
                                                                        6/30/2009          ENDED
                                                                       (UNAUDITED)      12/31/2008
                                                                     --------------    -------------
OPERATIONS:
Net investment income (loss) ....................................      $  2,904,429    $  6,367,854
Net realized gain (loss).........................................        (6,587,436)     (3,040,576)
Net change in unrealized appreciation (depreciation).............        28,633,662     (46,393,364)
                                                                       ------------    ------------
Net increase (decrease) in net assets resulting from operations..        24,950,655     (43,066,086)
                                                                       ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income. ..........................................        (4,274,956)     (6,396,916)
Net realized gain ...............................................                --        (573,086)
Return of capital ...............................................                --      (2,227,912)
                                                                       ------------    ------------
Total distributions to shareholders .............................        (4,274,956)     (9,197,914)
                                                                       ------------    ------------
CAPITAL TRANSACTIONS:
Repurchase of Common Shares .....................................        (1,600,863)       (483,289)
                                                                       ------------    ------------
Total increase (decrease) in net assets. ........................        19,074,836     (52,747,289)
NET ASSETS:
Beginning of period .............................................        75,364,844     128,112,133
                                                                       ------------    ------------
End of period ...................................................      $ 94,439,680    $ 75,364,844
                                                                       ============    ============
Accumulated net investment income (loss) at end of period .......      $ (1,875,674)   $   (505,147)
                                                                       ============    ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period ............................         5,855,188       5,905,236
Common Shares repurchased* ......................................          (134,463)        (50,048)
                                                                       ------------    ------------
Common Shares at end of period. .................................         5,720,725       5,855,188
                                                                       ============    ============

* On November 17, 2008, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. The program originally expired on May 17, 2009 but on June 2, 2009, the Fund announced that the Board of Trustees of the Fund authorized the continuation of the Fund's share repurchase program. For the six months ended June 30, 2009 and the year ended December 31, 2008, the Fund repurchased 134,463 and 50,048, respectively, of its shares at a weighted average discount of 17.05% and 22.65%, respectively, from net asset value per share. The Fund expects to continue to repurchase its outstanding shares as it believes such activity will further the accomplishment of the foregoing objectives, subject to the earlier of (i) the repurchase of up to 691,412 of the Fund's outstanding common shares, or (ii) December 2, 2009.

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations .............   $ 24,950,655
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments .................................................    (23,532,058)
   Sales and maturities of investments ......................................     34,120,222
   Net amortization/accretion of premium/discount on investments ............       (382,455)
   Net realized gain/loss on investments ....................................      5,482,767
   Net change in unrealized appreciation/depreciation on investments ........    (28,750,422)

CHANGES IN ASSETS AND LIABILITIES:
   Decrease in net unrealized appreciation/ depreciation on forward
   foreign currency contracts ...............................................        174,762
   Increase in dividends receivable .........................................        (78,395)
   Decrease in interest receivable ..........................................         32,297
   Decrease in prepaid expenses .............................................         31,108
   Increase in receivable for investment securities sold ....................     (1,341,450)
   Increase in payable for investment securities purchased ..................        126,754
   Decrease in interest and fees on loans payable ...........................        (10,818)
   Increase in investment advisory fees payable .............................         10,260
   Decrease in audit and tax fees payable ...................................        (23,302)
   Increase in legal fees payable ...........................................          9,616
   Increase in printing fees payable ........................................            115
   Increase in transfer agent fees payable ..................................            673
   Increase in custodian fees payable .......................................          8,828
   Decrease in Trustees' fees and expenses payable ..........................            (58)
   Increase in accrued expenses and other liabilities .......................         10,374
                                                                                ------------
CASH PROVIDED BY OPERATING ACTIVITIES .......................................                   $ 10,839,473
CASH FLOWS FROM FINANCING ACTIVITIES:
  Repurchase of Common Shares ...............................................     (1,513,924)
  Distributions to Common Shareholders ......................................     (4,274,956)
  Repayments of loan ........................................................     (5,000,000)
                                                                                ------------
CASH USED IN FINANCING ACTIVITIES ...........................................                    (10,788,880)
                                                                                                ------------
Increase in cash and foreign currency (a) ...................................                         50,593
Cash and foreign currency at beginning of period ............................                        337,448
                                                                                                ------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD ..................................                   $    388,041
                                                                                                ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees ...........................                   $    161,154
                                                                                                ============

----------
(a) Includes net change in unrealized appreciation/depreciation on foreign currency of $847.

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             SIX MONTHS
                                                                ENDED         YEAR          YEAR           PERIOD
                                                              6/30/2009      ENDED          ENDED          ENDED
                                                             (UNAUDITED)   12/31/2008    12/31/2007    12/31/2006 (a)
                                                             -----------   ----------    ----------    --------------
Net asset value, beginning of period .....................   $ 12.87       $ 21.69        $  20.58     $  19.10 (b)
                                                             -------       -------        --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .............................      0.50 (c)      1.09 (c)        0.92         0.29
Net realized and unrealized gain (loss) ..................      3.82         (8.37)           2.00         1.58
                                                             -------       -------        --------     --------
Total from investment operations .........................      4.32         (7.28)           2.92         1.87
                                                             -------       -------        --------     --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ....................................     (0.74)        (1.08)          (0.79)       (0.31)
Net realized gain ........................................        --         (0.10)          (1.02)          --
Return of capital ........................................        --         (0.38)             --        (0.04)
                                                             -------       -------        --------     --------
Total distributions ......................................     (0.74)        (1.56)          (1.81)       (0.35)
                                                             -------       -------        --------     --------
Common Shares offering costs charged to paid-in capital ..        --            --              --        (0.04)
                                                             -------       -------        --------     --------
Capital share repurchases ................................      0.06          0.02              --           --
                                                             -------       -------        --------     --------
Net asset value, end of period ...........................   $ 16.51       $ 12.87        $  21.69     $  20.58
                                                             =======       =======        ========     ========
Market value, end of period ..............................   $ 14.45       $ 10.25        $  19.50     $  19.03
                                                             =======       =======        ========     ========
TOTAL RETURN BASED ON NET ASSET VALUE (d) (e) ............     36.07%       (33.94)%         15.74%        9.74%
                                                             =======       =======        ========     ========
TOTAL RETURN BASED ON MARKET VALUE (e) (f) ...............     49.53%       (41.48)%         12.53%       (3.10)%
                                                             =======       =======        ========     ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .....................   $94,440       $75,365        $128,112     $121,519
Ratio of total expenses to average net assets ............      2.29% (g)     2.00%           2.04%        2.16% (g)
Ratio of total expenses to average net assets excluding
   interest expense ......................................      1.92% (g)     1.60%           1.58%        2.05% (g)
Ratio of net investment income to average net assets .....      7.15% (g)     5.73%           4.31%        4.27% (g)
Portfolio turnover rate ..................................        26%           64%             95%          40%

INDEBTEDNESS:
Loan outstanding (in 000's) ..............................   $ 8,500       $13,500        $  8,000     $  7,000
Asset coverage per $1,000 of indebtedness (h) ............   $12,111       $ 6,583        $ 17,014     $ 18,360

----------
(a) Initial seed date of July 14, 2006. The Fund commenced operations on August 28, 2006.

(b)  Net of sales load of $0.90 per Common Share on initial offering.

(c)  Based on average shares outstanding.

(d) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.

(e)  Total return is not annualized for periods less than one year.

(f) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share price.

(g)  Annualized.

(h) Calculated by subtracting the Fund's total assets less the Fund's total liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                            JUNE 30, 2009 (UNAUDITED)

                               1. FUND DESCRIPTION

First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 16, 2006 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEO on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of total return. The Fund pursues its objective by investing at least 80% of its Managed Assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares, if any, and the principal amount of any borrowings) minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred or commercial paper or notes issued by the Fund). There can be no assurance that the Fund's investment objective will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Fund's Common Shares is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued dividends and interest), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In addition, structured products, including currency linked notes and credit linked notes, as well as interest rate swaps and credit default swaps, are valued using a pricing service or quotes provided by the selling dealer or financial institution. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. Short-term investments that mature in less than 60 days are valued at amortized cost.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ or the AIM, the securities are valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ and the AIM, are valued at the closing bid prices.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                            JUNE 30, 2009 (UNAUDITED)

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under FAS 157 are described below:

    -   Level 1 - quoted prices in active markets for identical securities

    -   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    -   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs used in valuation techniques used to measure fair value and changes in inputs over the period. FSP 157-4 expands the three-level hierarchy disclosure and the Level 3 roll-forward disclosure for each major security type.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of June 30, 2009 is included in the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At June 30, 2009, the Fund had no when-issued or delayed-delivery purchase commitments.

C. CREDIT LINKED NOTES:

The Fund invests in credit linked notes. Credit linked notes are securities that are collateralized by one or more designated securities that are referred to as "reference securities". Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

Credit linked notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit linked note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested, and the periodic interest payments expected to be received for the duration of its investment in the credit linked note.

The market for credit linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                            JUNE 30, 2009 (UNAUDITED)

D. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund has adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"), an amendment of FASB Statement 133, which was issued in March of 2008 and is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund has forward foreign currency contracts outstanding at June 30, 2009, which are considered derivative instruments under FAS 161.

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included on the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid quarterly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of distributions paid during the year ended December 31, 2008 was as follows:

Distributions paid from:
Ordinary Income ..................................................    $6,476,214
Long-Term Capital Gains ..........................................       493,788
Return of Capital ................................................     2,227,912

As of December 31, 2008 the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income ..................................   $         --
Net Unrealized Appreciation (Depreciation) .....................    (30,949,378)
Accumulated Capital and Other Losses ...........................     (3,412,090)

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                            JUNE 30, 2009 (UNAUDITED)

G. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allows it to carry a realized capital loss forward for eight years following the year of the loss and offset such loss against any future realized capital gains. At December 31, 2008, the Fund had available realized capital losses of $495,817 to offset future net capital gains through the fiscal year ending 2016.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2008, the Fund intends to elect to defer net realized capital losses of $2,615,927 and foreign currency losses of $300,346 incurred from November 1, 2008 through December 31, 2008.

In June 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return, and is effective for the Fund's current fiscal year. As of June 30, 2009, management has evaluated the application of FIN 48 to the Fund and has determined that no provision for income tax is required in the Fund's financial statements.

H. EXPENSES:

The Fund pays all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

Aberdeen Asset Management Inc. (the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

PNC Global Investment Servicing (U.S.) Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2009, before rotating to serve as a chairman of another Committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the six months ended June 30, 2009, were $23,532,058 and $34,120,222, respectively.

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                            JUNE 30, 2009 (UNAUDITED)

                           5. REVOLVING LOAN AGREEMENT

The Fund has entered into a revolving loan agreement with certain lenders, which provides for a credit facility to be used as leverage for the Fund. The credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $28,000,000. For the six months ended June 30, 2009, the average amount outstanding was $10,074,586. The high and low annual interest rates during the six months ended June 30, 2009, were 2.26% and 1.53%, respectively, and the weighted average interest rate was 1.77%. The interest rate at June 30, 2009 was 1.61%. The Fund also pays a commitment fee of 0.25% per year and an administration fee of $100,000, which are included in "Interest and fees on loan" on the Statement of Operations. The revolving loan agreement has been extended until November 16, 2009.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond and equity portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares, at any point in time, may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

The Fund's performance was adversely impacted by the weakness in the credit markets and broad stock market that occurred beginning in late 2008, and may continue to be adversely affected if the weakness in the credit and stock markets continue. In response to the financial crises affecting the banking system and financial markets, the U.S. and foreign governments have intervened to an unprecedented degree in the financial and credit markets. Among other things, U.S. government regulators have encouraged, and in some cases structured and provided financial assistance for, banks, securities firms, insurers and other financial companies. Additional intervention programs have been adopted and proposed which may have a further impact on the financial and credit markets. Many of the recently enacted or proposed government measures are far-reaching and without historical precedent. Furthermore, the U.S. government has stated its willingness to implement additional measures as it may see fit to address changes in market conditions. There can be no assurance that any or all of these measures will succeed in stabilizing and providing liquidity to the U.S. financial markets, including the extreme levels of volatility currently being experienced. Such continued volatility could materially and adversely affect the financial condition of the Fund.

NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 80% of its Managed Assets in non-investment grade securities. Non-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

EMERGING MARKETS RISK: Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in equity or fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore,

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                            JUNE 30, 2009 (UNAUDITED)

foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate;
(iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

NON-U.S. RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. Additionally, there may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

CREDIT LINKED NOTES RISK: The Fund may invest up to 35% of its Managed Assets in credit linked notes. Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. The Fund also bears the risk that the issuer of the credit linked note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the credit linked note.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program, or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares.

GOVERNMENT SECURITIES RISK: The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                            JUNE 30, 2009 (UNAUDITED)

by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

NON-U.S. GOVERNMENT SECURITIES RISK: Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against non-U.S. government issuers.

A substantial portion of the Fund's Managed Assets are expected to be invested in debt instruments of issuers located in countries considered to be emerging markets, and investments in such securities are considered speculative. Heightened risks of investing in emerging markets government debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                               8. SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Fund through August 21, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

ADDITIONAL INFORMATION

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                            JUNE 30, 2009 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website located at http://www.sec.gov.

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                            JUNE 30, 2009 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Annual Meeting of Shareholders of the Common Shares of First Trust/Aberdeen Emerging Opportunity Fund was held on May 11, 2009. At the Annual Meeting, Independent Trustees Richard E. Erickson and Thomas R. Kadlec were elected by the holders of Common Shares of the Fund as Class II Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2012. The number of votes cast in favor of Dr. Erickson was 4,717,830, the number of votes against was 727,391 and the number of abstentions was 386,409. The number of votes cast in favor of Mr. Kadlec was 4,715,084, the number of votes against was 730,137 and the number of abstentions was 386,409. James A. Bowen, Robert F. Keith and Niel B. Nielson are the current and continuing Trustees.

At the Annual Meeting, shareholders also voted not to approve a shareholder proposal submitted by Opportunity Income Plus L.P. (the "Proposal") requesting the Board of Trustees of the Fund to authorize a self-tender offer for all outstanding shares of the Fund at net asset value. The Proposal additionally requested that if more than 50% of the Fund's outstanding shares were tendered, the tender offer should be cancelled and the Fund should be liquidated or merged into an open-end mutual fund. The number of votes cast in favor of the Proposal was 859,640, the number of votes against the Proposal was 2,460,792, the number of abstentions was 84,397 and the number of broker non-votes was 2,040,392.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

      BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT
                           AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Aberdeen Asset Management Inc. (the "Sub-Advisor"), at a meeting held on March 1-2, 2009. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements continue to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objective and policies. The Board also noted the enhancements made by the Advisor to the compliance program in 2008. With respect to the Sub-Advisory Agreement, the Board received a

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                            JUNE 30, 2009 (UNAUDITED)

presentation from representatives of the Sub Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees paid to the Advisor by similar funds, and noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Fund's other than to another closed end fund to which an identical advisory fee rate was charged. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients, noting that the Sub-Advisor does not manage any other closed-end funds directly comparable to the Fund, but that the sub-advisory fee is generally lower than the fees the Sub-Advisor charges to the other North American closed-end fixed income and equity funds that it manages. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the peer funds may use different types of leverage which have different costs associated with them; (ii) most peer funds do not employ an advisor/sub-advisor management structure; (iii) the peer funds may not have the same fiscal year as the Fund, which may cause the expense data used by Lipper to be measured over different time periods; (iv) many of the peer funds are larger than the Fund; and (v) many of the peer funds have an inception date prior to the Fund's inception date and their fee and expense structures may not reflect newer pricing practices in the market. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreements.

The Board also considered performance information for the Fund, noting that, similar to almost all other funds, the Fund's performance was impacted by the severe market downturn in 2008. The Board noted that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group and to a blended benchmark. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value. The Board considered an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the combined peer group, noting that the Fund's premium/discount was generally indicative of the asset class and market events. Based on the information provided and the Board's ongoing review of the Fund's performance, and taking into account the historic market events of 2008, the Board concluded that the Fund's performance was reasonable.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and had noted that the advisory fee is not structured to pass the benefits of any economies of scale on to the shareholders as the Fund's assets grow. The Board concluded that the management fee reflects an appropriate level of sharing of any economies of scale. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to closed-end funds for the twelve months ended December 31, 2008, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be limited.

The Board considered the Sub-Advisor's representation that because it manages the Fund in a similar fashion to other accounts it is able to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies and that while it expects operating costs in general to continue to rise, it continues to expect to experience the benefits of economies of scale. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in this profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Sub-Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor indicated that it does not receive any material fall-out benefits from its relationship to the Fund.

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                           JUNE 30, 2009 (UNAUDITED)

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                      This Page Left Blank Intentionally.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc.
1735 Market Street
Philadelphia, PA 19103

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(b)(1) Identification of Portfolio Managers or Management Team Members and Description of Role of Portfolio Managers or Management Team Members

Aberdeen Asset Management Inc. (the "Sub-Adviser" or "Aberdeen"), serves as the investment sub-adviser for the Registrant. Esther Chan was added to the Portfolio Management Team of the Registrant. Otherwise, the Portfolio Management Team remains the same. Ms. Chan joined the Sub-Adviser in Singapore in 2005 where she started as a corporate credit analyst and trader working across investment grade and high-yield assets in the region. She has 6 years of experience in the asset class, and now serves as a portfolio manager in Aberdeen London with specialization in analysis, management and trading of external Asian debt and Emerging Market corporate securities. Prior to joining the Sub-Adviser, Ms. Chan worked as a corporate finance analyst at John Moore, assisting in various deals focused on the debt restructuring in Indonesian firms facing creditor holdout situations, post-Asian crisis.


(b)(2) Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest

       Information provided as of June 30, 2009


                                                                                                                  Total Assets
                                                                                               # of Accounts       for which
                                                                                                 Managed for        Advisory
                                                                   Total # of                  which Advisory     Fee is Based
Name of Portfolio Manager                                           Accounts        Total      Fee is Based on         on
    or Team Member                   Type of Accounts*               Managed        Assets       Preformance       Performance
-------------------------            -----------------               -------        ------       -----------       -----------
1.  Esther Chan               Registered Investment Companies:          1           $349.2            0                $0

                              Other Pooled Investment Vehicles:        12          $1,515.4           0                $0

                              Other Accounts:                           8          $1,938.9           1               $52.9


POTENTIAL CONFLICTS OF INTERESTS

The Sub-Adviser believes that there are no material conflicts of interest in connection with any Portfolio Manager's management of the Registrant's investments and investments of other accounts. The Sub-Adviser has adopted the CFA Institute Code of Ethics and Standards of Professional Conduct and adherence by all employees is mandatory. All employees are expected to avoid any employment, associations or business activities, including personal investments, that interfere with their duties to Aberdeen, divide their loyalty or create or appear to create a conflict of interest. Employees must promptly report any situation or transaction involving an actual or potential conflict of interest to the Compliance Officer.

With regards to allocation, the Sub-Adviser has adopted Best Execution, Soft Dollar, Order Aggregation, and Trade Allocation Policies & Procedures designed among other things to ensure fair treatment of all accounts.

The Sub-Adviser aggregates orders so as to realize the benefits of larger block orders. When executing aggregated orders, it seeks to allocate opportunities to all clients in a consistent manner. Most portfolios are managed to a model based on common attributes to a benchmark with low dispersion between accounts and benchmarks. This is accomplished through the calculation of a 'median account' with this median account becoming the model portfolio. Certain situations such as new portfolio fundings, unique guideline restrictions and the fungability of certain security types may cause us to adjust our weightings. However over time, we expect to minimize the dispersion of account holdings around the model portfolio.

New Issue Allocation

The Sub-adviser seeks to allocate new issue opportunities to all clients in a consistent manner.

New issue opportunities are allocated according to the following factors:

1. All portfolios are ranked based on their account composition versus their benchmark. The portfolio management team will set a minimum acceptable position size (in terms of percent of market value) for the security.

2. Next, we define the target percentage for our LAB portfolios, depending on the characteristics of the security or the percentage of the account based on that securities' contribution to duration and the current composition of each account.

3. For portfolios with a benchmark other than LAB, we may adjust the target allocation to reflect the characteristics of the non-LAB benchmark.

4. We then determine our desired total par value and give our indication of interest.

5. If our order is completely filled, we will allocate according to the steps outlined above. If we are allotted a significant percentage of our order (typically 70% or more), we will allocate pro-rata based on the initial allocation developed from the steps outlined above. If we are not allotted a significant percentage of our order, we will remove the non-LAB benchmark adjustments and allocate pro-rata based on market value of participating accounts. If this continues to result in accounts receiving less than the minimum target position size, the least deserving accounts (defined as those accounts that are closest to the model account) will be eliminated from the allocation.

Batch Transaction and Allocation Policy - Equity

Where practicable, all client portfolio orders for the same security should be combined or "batched" and executed as block transactions in order to facilitate best execution as well as for the purpose of negotiating more favorable brokerage commissions. Where a block trade is executed for a number of client accounts, the average execution price on all of the purchases and sales that are aggregated to this purpose should be used for all accounts.

If an entire block is not fully executed on the same day, an allocation method should be administered that is fair and reasonable to all clients. If it is not practicable to allocate the executed portion of the block on a pro rata basis, allocation may be done on a random account basis (alphabetically, numerically, or otherwise), but any procedure administered should not operate to consistently favor or disfavor the same client accounts. If any method is to be used other than a pro rata method, the manner in which the shares are to be allocated should be documented, disclosed and signed off by the Chief Compliance Officer.

(b)(3) Compensation Structure of Portfolio Managers or Management Team Members

Each Aberdeen Group member recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one's contribution to the overall success of the Aberdeen Group member and a long term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take account of any changes in the business environment. In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the `at risk' performance elements will form the most significant element of total remuneration for executive directors and senior employees.

Base Salary.

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager's base salary.

Annual Bonus.

The Aberdeen Group's policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group's overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group's profitability.

Staff performance is reviewed formally once a year, with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual's performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of a portfolio manager's bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. The split between the two will vary but generally around 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature. Each Fund's performance is judged against the benchmark as established in the relevant Fund's most recent shareholder report. Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team's and individual's performance is considered.

Although performance is not a substantial portion of a portfolio manager's compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one's control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and `hot' themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group's environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, not only would the portfolio manager be in breach of the Aberdeen Group Code of Ethics, but any such trend would be identified via Aberdeen's dynamic compliance monitoring system.

Long Term Incentives.

As part of an effective remuneration package, a long term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

The Aberdeen Group offers a meritocracy and a very flat management structure. The culture of the company is entrepreneurial, and enthusiastic, hard-working and talented employees are given plenty of opportunity to prove themselves and obtain a high level of job satisfaction.

The Aberdeen Group does not "tie in" portfolio managers with long-term and restrictive contractual obligations, however. The Aberdeen Group aims to retain key individuals primarily through the provision of competitive compensation and other benefits. It is the policy of the Aberdeen Group to mitigate the effects of any individual leaving the company by ensuring that portfolios are managed on a team basis.



(b)(4)  Disclosure of Securities Ownership

        Information provided as of June 30, 2009


                                                        Dollar Range of Fund
                   Name                              Shares Beneficially Owned

                   Esther Chan                                  $0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


                    REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                                                            (D) MAXIMUM NUMBER (OR
                                                       (C) TOTAL NUMBER OF SHARES    APPROXIMATE DOLLARE VALUE) OF SHARES
                   (A) TOTAL NUMBER    (B) AVERAGE    (OR UNITS) PURCHASED AS PART        (OR UNITS) THAT MAY YET BE
                     OF SHARES (OR    PRICE PAID PER   OF PUBLICLY ANNOUNCED PLANS       PURCHASED UNDER THE PLANS OR
  PERIOD            UNITS)PURCHASED   SHARE (OR UNIT)          OR PROGRAMS                          PROGRAMS
  -----             ---------------   --------------           -----------                          --------
Month #1
(01/01/2009 -
01/31/2009)            18,749            $11.2762                 68,797                             639,831

Month #2
(02/01/2009 -           9,556            $10.1038                 78,353                             630,275
02/28/2009)

Month #3
(03/01/2009 -          32,432            $10.1675                110,785                             597,843
03/31/2009)

Month #4
(04/01/2009 -          20,211            $11.3302                130,996                             577,632
04/30/2009)

Month #5
(05/01/2009 -          12,470            $12.3901                143,466                             565,162
05/31/2009)

Month #6
(06/01/2009 -          41,045            14.1021                 184,511                             650,367
06/30/2009)

Total                  134,463           $11.9109                184,511                             650,367

On November 17, 2008, the Registrant commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Registrant's shares trade from their net asset value. The program originally expired on May 17, 2009 but on June 2, 2009, the Registrant announced that the Board of Trustees of the Registrant authorized the continuation of the Registrant's share repurchase program. For the six months ended June 30, 2009 and the year ended December 31, 2008, the Registrant repurchased 134,463 and 50,048, respectively, of its shares at a weighted average discount of 17.05% and 22.65%, respectively, from net asset value per share. The Registrant expects to continue to repurchase its outstanding shares as it believes such activity will further the accomplishment of the foregoing objectives, subject to the earlier of (i) the repurchase of up to 691,412 of the Registrant's outstanding common shares, or (ii) December 2, 2009.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

      (a)(1)  Not applicable.

      (a)(2)  Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3)  Not applicable.

      (b)     Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     AUGUST 24, 2009
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     AUGUST 24, 2009
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                           Mark R. Bradley, Treasurer, Controller,
                           Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date     AUGUST 24, 2009
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.